                                                                EXHIBIT 10.10.12

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

Jennifer Love, Esq.
Latham & Watkins
Sears Tower, Suite 5800
Chicago, IL 60606



                           ASSIGNMENT OF GROUND LEASE

     This Assignment of Ground Lease (this "Assignment") made this 6th day of December, 2001 by and between Fitzgeralds Las Vegas, Inc., a Nevada corporation ("Assignor"), and Barden Nevada Gaming, LLC, a Nevada limited liability company ("Assignee" and, together with Assignor, the "Parties" and each, a "Party").

                            PRELIMINARY STATEMENTS

     A. ON JULY 21, 1954, Las Vegas Lodge #32, Free and Accepted Masons ("Landlord"), and H. John Gluskin, as lessee ("Gluskin"), entered into a written lease (the "Lease") in which Landlord leased to Gluskin and Gluskin leased from Landlord the land described in Exhibit "A" attached hereto (the "Premises"). The Lease was subsequently assigned to several different lessees, and lessee's interest was ultimately assigned to Assignor. A complete list of assignments and amendments is attached hereto as Exhibit "B."

     B. The Parties hereto are parties to that certain Purchase and Sale Agreement dated as of November 22, 2000, by and among Majestic Investor Holdings, LLC, Fitzgeralds Las Vegas, Inc., 101 Main Street Limited Liability Company, Fitzgeralds Mississippi, Inc., Fitzgeralds Gaming Corporation, and certain other affiliates of the foregoing parties, as amended by that certain First Amendment to Purchase and Sale Agreement dated as of December 4, 2000 and as amended by that certain Second Amendment to Purchase and Sale Agreement dated as of November 1, 2001, as assigned (as amended and assigned, the "Purchase and Sale Agreement"), pursuant to which Assignor has agreed to assign and transfer all Real Property Leases (as defined in the Purchase and Sale Agreement) to Assignee.

     A. The United States Bankruptcy Court for the District of Nevada, Northern Division entered an order dated March 19, 2001 and an Amendment to that order dated October 4, 2001, which approved the assumption and assignment of certain executory contracts and unexpired leases, including this Lease, pursuant to Section 365 of the Bankruptcy Code.

     B. Assignor now wishes to assign all of its right, title and interest in the Lease to Assignee and Assignee wishes to accept the assignment from Assignor and assume all of Assignor's obligations under the lease.

                                   AGREEMENT

     1. Effective Date of Assignment. The assignment in this Assignment shall take effect on December 6th, 2001 at 11:59 p.m. Pacific Standard Time (the "Effective Date"). Assignor shall deliver possession of the Premises to Assignee on the Effective Date.

     2. Assignment and Assumption. Assignor assigns and transfers to Assignee all of its right, title and interest in the Lease as well as all appurtenances, easements, licenses, permits, operating agreements and all other real property interests and agreements relating to Assignor's use of the Premises, and Assignee accepts the assignment and assumes and agrees to perform, from the Effective Date, as a direct obligation to Landlord, all of the provisions in the Lease.

     3. Ground Lessor's Fund. The Parties acknowledge that a One Million Dollar ($1,000,000) trust fund (the "Fund") is maintained at Wells Fargo Bank, N.A. by Assignor for the benefit of Landlord and other ground lessors presently leasing property to Assignor. At or close in time to the Effective Date, the Fund will be transferred to Assignee, who shall continue to maintain the Fund for the benefit of the Landlord and other ground lessors, pursuant to the terms of the Lease. Upon transfer of the Fund, Assignee shall be solely responsible for all trust administration costs and Assignor shall have no further obligations with respect to the Fund.

     4. Hold Harmless. If Assignee defaults under the Lease, Assignee shall indemnify and hold Assignor harmless from all damages resulting from the default. If Assignee defaults in its obligations under the Lease and Assignor pays rent to Landlord; and/or fulfills any of the Assignee's other obligations in order to prevent Assignee from being in default, Assignee shall immediately reimburse Assignor for the amount of the rent or cost expended by Assignor, together with interest on those sums at a rate of twelve percent (12%) per annum. If Assignor defaults under the Lease at any time prior to Closing, as defined in the Purchase and Sale Agreement, Assignor shall indemnify and hold harmless Assignee from all damages resulting from the default. Notwithstanding the foregoing, the covenants contained in this Assignment shall not supercede those representations and warranties set forth in the Purchase and Sale Agreement.

     5. Miscellaneous. This Assignment is the entire agreement and supercedes all prior agreements or representations, except as otherwise indicated in this Assignment. This Assignment is binding on the Parties hereto, their successors and assigns, and shall not confer any rights or remedies to any third person. No waiver of any provision of this Assignment shall be valid unless the same is in writing and signed by the Party against whom such waiver is sought to be enforced. No valid waiver of any provision of this Assignment at any time shall be deemed a waiver of any other provision of this Assignment. The Parties warrant and represent that the individuals signing below are authorized and empowered to enter into and execute this Assignment on behalf of each Party respectively. This Assignment shall be governed by the laws of the State of Nevada without giving effect to any choice or conflict of law provision and the sole jurisdiction and venue shall be Clark County, Nevada. All notices and other communication shall be in writing and sent by registered or certified mail to the addresses listed in the Purchase and Sale Agreement or such other addresses provided by the Parties.

     IN WITNESS WHEREOF, the Parties have set their hands as of the date and year first written above.

                                        ASSIGNOR:

                                        Fitzgeralds Las Vegas, Inc.,
                                        a Nevada corporation

                                        By:  /s/  Philip D. Griffith
                                            -------------------------------
                                        Name:     Philip D. Griffith
                                              -----------------------------
                                        Title:    President/CEO
                                               ----------------------------

                                        ASSIGNEE:

                                        Barden Nevada Gaming, LLC,
                                        a Nevada limited liability company

                                        By:
                                            -------------------------------
                                        Name:
                                              -----------------------------
                                        Title:
                                               ----------------------------

     IN WITNESS WHEREOF, the parties hereto have set their hands as of the date and year first above written.

                                        ASSIGNOR

                                        FITZGERALDS LAS VEGAS, INC.,
                                        a Nevada Corporation

                                        By:
                                            ------------------------------
                                            Name:
                                                  ------------------------
                                            Title:
                                                   -----------------------


                                        ASSIGNEE

                                        BARDEN NEVADA GAMING, LLC,
                                        a Nevada limited-liability company

                                        By: /s/ Don H. Barden
                                            ------------------------------
                                            Name: Don H. Barden
                                                  ------------------------
                                            Title: President
                                                   -----------------------

STATE OF NEVADA
         --------  )
COUNTY OF CLARK    )  SS.
          -------  )

     On December 4, 2001, personally appeared before me, a Notary Public,
        ----------
Philip D. Griffith as President/CEO of the FITZGERALDS LAS VEGAS, INC., a
------------------    -------------        -------------------
Nevada Corporation, who acknowledged that he executed the above instrument.
---------------

[NOTARY SEAL]
CYNTHIA A. FREMONT
Notary Public-Nevada               /s/ CYNTHIA A. FREMONT
No. 99-35284-1                    --------------------------
My appt. exp. Jan. 17, 2003                Notary Public


STATE OF Illinois
         ----------- )
COUNTY OF COOK       ) SS.
          ---------- )

     On December 6, 2001, personally appeared before me, a Notary Public,
        ----------
Don H. Barden     as President of the Barden  Nevada Gaming LLC, a
--------------    ---------           --------------------------
Nevada LLC, who acknowledged that he executed the above instrument.
----------

                                   /s/ Janis I. Rohrer
                                   --------------------------
                                   Notary Public


[NOTARY SEAL]
"OFFICIAL SEAL"
JANIS I. ROHRER
NOTARY PUBLIC, STATE OF ILLINOIS
MY COMMISSION EXPIRES 7/29/2005

                                   EXHIBIT A
                          Description of the Premises

LEASEHOLD PARCELS:


Parcel One (1):

Lots One (1) through Four (4) in Block 30 of Clark's Las Vegas Townsite, as shown by map thereof on file in Book 1 of Plats, Page 37, in the office of the County recorder of Clark County, Nevada.

Together with that portion of vacated alley as provided for in that certain Order of Vacation recorded April 9, 1979 as Document No. 995695 of Official Records of Clark County, Nevada, as follows:

That portion of that certain Northwest-Southwest alley in Block Thirty (30) of said Clark's Las Vegas Townsite described as follows:

Commencing at the Southwesterly corner of said lot One (1) described above;

thence Southeasterly along the Southerly line of lots One (1) through Four (4) of said Block Thirty (30) a distance of 100.00 feet to a point; thence at right angles to the Southwesterly line of said lots a distance of 10 feet to a point; thence Northwesterly and parallel to the Southwesterly line of lots One (1) through Four (4) in Block Thirty (30) a distance of 100 feet to a point; thence Northeasterly a distance of 10 feet to the TRUE POINT OF BEGINNING.

                                   EXHIBIT B

                           ASSIGNMENTS AND AMENDMENTS

Parcel One (1):

A leasehold as created by that certain lease dated July 21, 1954, executed by Las Vegas Lodge No. 32, Free & Accepted Masons, as lessor, and H. John Gluskin, as lessee, and recorded July 27, 1954, Instrument No. 16355, Book 17, of Official Records; as amended and assigned by the following:

Amendment dated July 24, 1954, executed by Las Vegas Lodge No. 32, Free & Accepted Masons, as lessor, and H. John Gluskin, as lessee, recorded July 27, 1954, Instrument No. 16356, Book 17, of Official Records;

Assignment dated July 27, 1954, executed by H. John Gluskin, as Assignor, the interest of Assignor in and to the above leasehold estate was assigned to David Goldwater, as assignee, recorded July 27, 1954, Instrument No. 16359, Book 17, and rerecorded July 29, 1954, Instrument No. 16523, Book 17 of Official Records;

Supplemental Agreement dated October 14, 1954, executed by Las Vegas Lodge No. 32, Free & Accepted Masons, lessor, and David Goldwater, lessee, recorded February 4, 1955, Instrument No. 34334, Book 39, of Deeds of Official Records;

Assignment dated February 2, 1955, executed by H. John Gluskin, as Assignor, the interest of Assignor in and to the above leasehold estate was assigned to David Goldwater, as assignee, recorded February 5, 1955, Instrument No. 34335, Book 39, of Official Records;

Assignment dated January 31, 1955, executed by David Goldwater, as Assignor, the interest of Assignor in and to the above leasehold estate was assigned to Three-O-One Corporation, as assignee, recorded February 1, 1955, Instrument No. 33943, Book 39, and rerecorded February 4, 1955, Instrument No. 34336, Book 39, of Official Records;

Assignment dated August 7, 1972, executed by Three-O-One Corporation, as Assignor, the interest of Assignor in and to the above leasehold estate was assigned to The Pulliam Company, and Fredric N. Richman, d/b/a Nevada Building Company, as assignees, recorded August 11, 1972, Instrument No. 213615, Book 254, of Official Records;

Amendment dated June 7, 1973, executed by Las Vegas Lodge No. 32, Free & Accepted Masons, as lessor, Fredric N. Richman and The Pulliam Company d/b/a Nevada Building Company, as lessee, recorded June 19, 1973, Instrument No. 297840, Book 338, of Official Records;

Assignment dated April 18, 1979, executed by Herbert L. Tobman, Fredric N. Richman and Allan D. Sachs, Partners of Nevada Building Company, the interest of Assignor in and to the above leasehold estate was assigned to M.B. Dalitz, as assignee, recorded April 18, 1979, Instrument No. 1000778 Book 1041, and rerecorded April 26, 1979, Instrument No. 1004574, Book 1045 of Official Records;

Amendment dated April 18, 1979, executed by Las Vegas Lodge No. 32, Free & Accepted Masons, as lessor, and M.B. Dalitz, as lessee, recorded April 18, 1979, Instrument No. 1000779, Book 1041, of Official Records;

Amendment dated April 18, 1979, executed by Las Vegas Lodge No. 32, Free & Accepted Masons, as lessor, and M.B. Dalitz, as lessee, recorded April 18, 1979, Instrument No. 1000780, Book 1041, of Official Records;

Assignment dated June 13, 1980, executed by M. B. Dalitz, the interest of Assignor in and to the above leasehold estate was assigned to Moe B. Dalitz, Trustee of "The M. B. Dalitz Revocable Trust" dated January 25, 1980 as assignee, recorded September 12, 1980, Instrument No. 1239412, Book 1280;

Memorandum of Lease dated December 30, 1982, executed by M. B. Dalitz, the M. B. Dalitz Revocable Trust and Sundance Hotel & Casino, Inc. wherein an Amended and Restated Lease dated September 24, 1980 was subleased to Sundance Associates, recorded December 30, 1982, Instrument No. 1626309, Book 1667;

Amendment dated December 20, 1982, executed by Las Vegas Lodge No. 32, Free & Accepted Masons, as lessor, M. B. Dalitz, as lessee, the M. B. Dalitz Revocable Trust, Sundance Hotel and Casino, Inc., Sundance Associates, Inc. and Public Employees Retirement System of Nevada, recorded January 5, 1983, Instrument No. 1628017, Book 1669, of Official Records.

Assignment dated December 30, 1982, executed by M. B. Dalitz a/k/a/ Moe B. Dalitz and Moe B. Dalitz as Trustee under the Revocable Trusts dated January 4, 1980; October 8, 1980 (as amended December 20, 1982) and May 27, 1982, as assignors, to the M. B. Dalitz Revocable Trust dated October 8, 1980 (as amended December 20, 1982), as assignee trust, recorded December 30, 1982, Instrument No. 1626310, Book 1667.

Amendment dated January 5, 1983, executed by M. B. Dalitz, the M. B. Dalitz Revocable Trust, Pioneer Citizens Bank of Nevada, Sundance Hotel and Casino, Inc. and Sundance Associates, recorded January 5, 1983, Instrument No. 1628023, Book 1669, of Official Records;

A Termination of the leasehold interest held by the Sundance Hotel and Casino, Inc., a Nevada corporation, was recorded November 2, 1987, in Book 871102, as Instrument No. 00191; Deed to Fremont and Third Limited Partnership, a Nevada limited partnership recorded November 2, 1987, in Book 871102, as Instrument No. 00197; Deed to Fitzgeralds Las Vegas Limited Partnership, recorded March 25, 1994, in Book 940325, as Instrument No. 02224;

Assignment dated November 1, 1987, executed by M. B. Dalitz, Trustee of The
M. B. Dalitz Revocable Trust, the interest of Assignor in and to the above leasehold estate was assigned to Fremont and Third Limited Partnership, a Nevada limited partnership, as assignee, recorded November 2, 1987, Instrument No. 00198, Book 871102;

Assignment dated December 31, 1994, executed by Fitzgeralds Las Vegas Limited Partnership (formerly Fremont and Third Limited Partnership), a Nevada limited partnership, the interest of Assignor in and to the above leasehold estate was assigned to Fitzgeralds Las Vegas Inc., a Nevada corporation, as assignee, recorded February 17, 1995, Instrument No. 00134, Book 950217,

Unrecorded Second Amendment dated as of November 23, 1998, executed by Fitzgeralds Las Vegas, Inc. and Las Vegas Lodge No. 32, Free and Accepted Masons.